Exhibit 99.1

Brighthouse Financial, Inc.
Financial Supplement
Third Quarter 2024
(As updated November 8, 2024)

Table of Contents	Financial Results
	1	Key Metrics
	2	GAAP Statements of Operations
	3	GAAP Balance Sheets

Earnings and Select Metrics from Segments and Corporate & Other
	5	Statements of Adjusted Earnings by Segment and Corporate & Other
	7	Annuities — Statements of Adjusted Earnings
	8	Annuities — Select Operating Metrics
	10	Life — Statements of Adjusted Earnings
	11	Life — Select Operating Metrics
	13	Run-off — Statements of Adjusted Earnings
	14	Run-off — Select Operating Metrics
	15	Corporate & Other — Statements of Adjusted Earnings and Select Operating Metrics

Other Information
	17	Change in Market Risk Benefits and Net Derivative Gains (Losses)
	18	Notable Items
	19	Variable Annuity Separate Account Returns and Allocations
	20	Summary of Investments
	21	Statutory Statement of Operations Information
	22	Statutory Balance Sheet and Surplus Information

Appendix
	A-1	Note Regarding Forward-Looking Statements
	A-2	Non-GAAP and Other Financial Disclosures
	A-6	Acronyms
A-7
Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings (Loss) and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings (Loss) per Common Share and Adjusted Earnings, Less Notable Items per Common Share

	A-8	Reconciliation of Return on Common Equity to Adjusted Return on Common Equity, Excluding AOCI
	A-9	Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses
	A-10	Investment Reconciliation Details

Note: See the Appendix for non-GAAP financial information, definitions and reconciliations. Financial information, unless otherwise noted, is rounded to millions. Some financial information, therefore, may not sum to the corresponding total.

As used in this financial supplement, “Brighthouse Financial,” “Brighthouse,” the “Company,” “we,” “our” and “us” refer to Brighthouse Financial, Inc.

Financial Results

Financial Supplement	1

Key Metrics (Unaudited, dollars in millions except per share amounts)

	As of or For the Three Months Ended
Financial Results and Metrics (1)	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Net income (loss) available to shareholders	$150	$9	$(519)	$(942)	$453
Adjusted earnings (loss) (2)	$767	$346	$(98)	$177	$326
Adjusted earnings, less notable items (2)	$243	$346	$268	$189	$275
Total corporate expenses (3)	$203	$200	$207	$244	$210
Combined total adjusted capital (4)	$5,700	$5,397	$6,030	$6,283	$7,251
Combined risk-based capital ratio (4), (5)	400%-420%	380%-400%	415%-435%	428%	400%-420%

Stockholders' Equity
Brighthouse Financial, Inc.’s stockholders’ equity	$5,525	$4,141	$4,195	$4,943	$4,069
Less: Preferred stock, net	1,699	1,699	1,699	1,699	1,699
Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI	$3,826	$2,442	$2,496	$3,244	$2,370
Less: AOCI	(4,127)	(5,419)	(5,413)	(5,246)	(7,116)
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$7,953	$7,861	$7,909	$8,490	$9,486

Return on Common Equity (1)
Return on common equity	(45.3)%	(36.3)%	(39.3)%	(36.3)%	(4.9)%
Return on common equity, excluding AOCI	(15.6)%	(11.7)%	(13.6)%	(13.1)%	(1.7)%
Adjusted return on common equity, excluding AOCI	14.3%	8.8%	7.6%	10.5%	14.0%

Earnings Per Common Share, Diluted (1), (6)
Net income (loss) available to shareholders per common share	$2.47	$0.12	$(8.22)	$(14.70)	$6.89
Adjusted earnings (loss) per common share	$12.58	$5.57	$(1.56)	$2.73	$4.97
Adjusted earnings, less notable items per common share	$3.99	$5.57	$4.25	$2.92	$4.18
Weighted average common shares outstanding	60,949,819	62,255,330	63,036,773	64,820,914	65,744,351

Book Value Per Common Share
Book value per common share (1)	$63.94	$39.87	$39.88	$51.08	$36.63
Book value per common share, excluding AOCI (1)	$132.91	$128.36	$126.35	$133.69	$146.61
Ending common shares outstanding	59,838,034	61,243,957	62,595,426	63,503,355	64,703,557

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(2) See additional information regarding notable items on page 18.
(3) Includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation.
(4) Reflects preliminary statutory results as of or for the three months ended September 30, 2024. See additional information on page 22.
(5) The RBC ratio is reported as a preliminary range for all periods, except those ended December 31.
(6) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or adjusted earnings (loss) per common share as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	2

GAAP Statements of Operations (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
Revenues	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	September 30, 2024	September 30, 2023
Premiums	$180	$181	$202	$226	$194	$563	$602
Universal life and investment-type product policy fees	560	580	436	546	542	1,576	1,749
Net investment income	1,288	1,307	1,254	1,207	1,202	3,849	3,457
Other revenues	143	141	145	135	125	429	348
Revenues before NIGL and NDGL	2,171	2,209	2,037	2,114	2,063	6,417	6,156
Net investment gains (losses)	(60)	(120)	(42)	(33)	(53)	(222)	(213)
Net derivative gains (losses)	(93)	(662)	(1,921)	(681)	(840)	(2,676)	(3,226)
Total revenues	$2,018	$1,427	$74	$1,400	$1,170	$3,519	$2,717

Expenses
Policyholder benefits and claims	$22	$642	$968	$710	$590	$1,632	$1,966
Interest credited to policyholder account balances	556	509	502	525	426	1,567	1,300
Amortization of DAC and VOBA	150	150	151	152	155	451	468
Change in market risk benefits	610	(356)	(1,440)	663	(1,064)	(1,186)	(2,170)
Interest expense on debt	38	38	38	39	38	114	114
Other expenses	454	430	469	485	435	1,353	1,339
Total expenses	1,830	1,413	688	2,574	580	3,931	3,017
Income (loss) before provision for income tax	188	14	(614)	(1,174)	590	(412)	(300)
Provision for income tax expense (benefit)	10	(20)	(123)	(258)	109	(133)	(109)
Net income (loss)	178	34	(491)	(916)	481	(279)	(191)
Less: Net income (loss) attributable to noncontrolling interests	2	—	2	1	2	4	4
Net income (loss) attributable to Brighthouse Financial, Inc.	176	34	(493)	(917)	479	(283)	(195)
Less: Preferred stock dividends	26	25	26	25	26	77	77
Net income (loss) available to Brighthouse Financial, Inc.’s common shareholders	$150	$9	$(519)	$(942)	$453	$(360)	$(272)

Financial Supplement	3

GAAP Balance Sheets (Unaudited, in millions)

	As of
ASSETS	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Investments:
Fixed maturity securities available-for-sale	$83,298	$80,581	$80,474	$80,991	$75,433
Equity securities	87	85	86	102	90
Mortgage loans	22,938	22,641	22,670	22,508	22,682
Policy loans	1,387	1,470	1,651	1,331	1,311
Limited partnerships and limited liability companies	4,870	4,938	4,920	4,946	4,931
Short-term investments	1,812	1,390	1,347	1,169	1,003
Other invested assets	4,462	4,194	4,746	4,409	3,210
Total investments	118,854	115,299	115,894	115,456	108,660
Cash and cash equivalents	5,630	4,441	3,823	3,851	3,839
Accrued investment income	2,083	1,169	1,297	1,183	1,143
Reinsurance recoverables	20,085	19,369	19,570	19,213	18,597
Premiums and other receivables	607	674	664	548	469
DAC and VOBA	4,745	4,791	4,829	4,872	4,919
Current income tax recoverable	28	28	28	27	31
Deferred income tax asset	1,737	2,087	2,063	1,893	2,121
Market risk benefit assets	750	916	839	656	694
Other assets	324	404	349	370	368
Separate account assets	90,313	88,260	90,332	88,271	82,675
Total assets	$245,156	$237,438	$239,688	$236,340	$223,516
LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$32,781	$31,886	$32,245	$32,569	$30,404
Policyholder account balances	87,678	85,865	84,159	81,068	78,371
Market risk benefit liabilities	9,580	8,708	8,964	10,323	8,830
Other policy-related balances	3,853	3,796	3,798	3,836	3,806
Payables for collateral under securities loaned and other transactions	3,764	3,906	3,653	3,670	3,941
Long-term debt	3,155	3,155	3,155	3,156	3,157
Other liabilities	8,442	7,656	9,122	8,439	8,198
Separate account liabilities	90,313	88,260	90,332	88,271	82,675
Total liabilities	239,566	233,232	235,428	231,332	219,382
Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	1	1	1	1	1
Additional paid-in capital	13,953	13,972	13,989	14,004	14,022
Retained earnings (deficit)	(1,790)	(1,966)	(2,000)	(1,507)	(590)
Treasury stock	(2,512)	(2,447)	(2,382)	(2,309)	(2,248)
Accumulated other comprehensive income (loss)	(4,127)	(5,419)	(5,413)	(5,246)	(7,116)
Total Brighthouse Financial, Inc.’s stockholders’ equity	5,525	4,141	4,195	4,943	4,069
Noncontrolling interests	65	65	65	65	65
Total equity	5,590	4,206	4,260	5,008	4,134
Total liabilities and equity	$245,156	$237,438	$239,688	$236,340	$223,516

Earnings and
Select Metrics from
Segments and
Corporate & Other

Financial Supplement	5

Statements of Adjusted Earnings by Segment and Corporate & Other (Unaudited, in millions)

	For the Three Months Ended September 30, 2024
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$62	$117	$1	$—	$180
Universal life and investment-type product policy fees	396	70	94	—	560
Net investment income	729	112	275	178	1,294
Other revenues	127	4	7	5	143
Total adjusted revenues	$1,314	$303	$377	$183	$2,177

Adjusted expenses
Policyholder benefits and claims	$88	$247	$(313)	$—	$22
Interest credited to policyholder account balances	341	26	60	118	545
Amortization of DAC and VOBA	127	23	—	—	150
Interest expense on debt	—	—	—	38	38
Other operating costs	355	39	46	14	454
Total adjusted expenses	911	335	(207)	170	1,209
Adjusted earnings (loss) before provision for income tax	403	(32)	584	13	968
Provision for income tax expense (benefit)	76	(7)	121	(17)	173
Adjusted earnings (loss) after provision for income tax	327	(25)	463	30	795
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	2	2
Less: Preferred stock dividends	—	—	—	26	26
Adjusted earnings (loss)	$327	$(25)	$463	$2	$767

	For the Three Months Ended September 30, 2023
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$68	$124	$2	$—	$194
Universal life and investment-type product policy fees	380	57	105	—	542
Net investment income	652	115	300	160	1,227
Other revenues	114	3	6	2	125
Total adjusted revenues	$1,214	$299	$413	$162	$2,088

Adjusted expenses
Policyholder benefits and claims	$105	$302	$183	$—	$590
Interest credited to policyholder account balances	246	25	67	103	441
Amortization of DAC and VOBA	129	26	—	—	155
Interest expense on debt	—	—	—	38	38
Other operating costs	341	39	43	12	435
Total adjusted expenses	821	392	293	153	1,659
Adjusted earnings (loss) before provision for income tax	393	(93)	120	9	429
Provision for income tax expense (benefit)	74	(20)	25	(4)	75
Adjusted earnings (loss) after provision for income tax	319	(73)	95	13	354
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	2	2
Less: Preferred stock dividends	—	—	—	26	26
Adjusted earnings (loss)	$319	$(73)	$95	$(15)	$326

Financial Supplement	6

Statements of Adjusted Earnings by Segment and Corporate & Other (Unaudited, in millions)

	For the Nine Months Ended September 30, 2024
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$208	$354	$1	$—	$563
Universal life and investment-type product policy fees	1,231	112	233	—	1,576
Net investment income	2,107	340	906	524	3,877
Other revenues	386	11	22	10	429
Total adjusted revenues	$3,932	$817	$1,162	$534	$6,445

Adjusted expenses
Policyholder benefits and claims	$342	$552	$738	$—	$1,632
Interest credited to policyholder account balances	972	76	182	336	1,566
Amortization of DAC and VOBA	380	71	—	—	451
Interest expense on debt	—	—	—	114	114
Other operating costs	1,040	144	127	42	1,353
Total adjusted expenses	2,734	843	1,047	492	5,116
Adjusted earnings (loss) before provision for income tax	1,198	(26)	115	42	1,329
Provision for income tax expense (benefit)	226	(7)	23	(9)	233
Adjusted earnings (loss) after provision for income tax	972	(19)	92	51	1,096
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	4	4
Less: Preferred stock dividends	—	—	—	77	77
Adjusted earnings (loss)	$972	$(19)	$92	$(30)	$1,015

	For the Nine Months Ended September 30, 2023
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$218	$381	$3	$—	$602
Universal life and investment-type product policy fees	1,209	192	348	—	1,749
Net investment income	1,879	334	870	460	3,543
Other revenues	324	8	20	(4)	348
Total adjusted revenues	$3,630	$915	$1,241	$456	$6,242

Adjusted expenses
Policyholder benefits and claims	$319	$697	$950	$—	$1,966
Interest credited to policyholder account balances	753	69	203	284	1,309
Amortization of DAC and VOBA	388	80	—	—	468
Interest expense on debt	—	—	—	114	114
Other operating costs	1,033	144	123	39	1,339
Total adjusted expenses	2,493	990	1,276	437	5,196
Adjusted earnings (loss) before provision for income tax	1,137	(75)	(35)	19	1,046
Provision for income tax expense (benefit)	213	(18)	(8)	(14)	173
Adjusted earnings (loss) after provision for income tax	924	(57)	(27)	33	873
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	4	4
Less: Preferred stock dividends	—	—	—	77	77
Adjusted earnings (loss)	$924	$(57)	$(27)	$(48)	$792

Financial Supplement	7
Annuities — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
Adjusted revenues	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	September 30, 2024	September 30, 2023
Premiums	$62	$63	$83	$93	$68	$208	$218
Universal life and investment-type product policy fees	396	419	416	355	380	1,231	1,209
Net investment income	729	702	676	689	652	2,107	1,879
Other revenues	127	130	129	111	114	386	324
Total adjusted revenues	$1,314	$1,314	$1,304	$1,248	$1,214	$3,932	$3,630

Adjusted expenses
Policyholder benefits and claims	$88	$109	$145	$161	$105	$342	$319
Interest credited to policyholder account balances	341	328	303	301	246	972	753
Amortization of DAC and VOBA	127	126	127	128	129	380	388
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	355	341	344	358	341	1,040	1,033
Total adjusted expenses	911	904	919	948	821	2,734	2,493
Adjusted earnings before provision for income tax	403	410	385	300	393	1,198	1,137
Provision for income tax expense (benefit)	76	78	72	55	74	226	213
Adjusted earnings	$327	$332	$313	$245	$319	$972	$924

Financial Supplement	8
Annuities — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
VARIABLE AND SHIELD LEVEL ANNUITIES ACCOUNT VALUE (1)	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Account value, beginning of period	$124,488	$125,072	$120,720	$112,761	$117,975
Premiums and deposits (2)	2,098	2,254	2,084	2,003	2,077
Withdrawals, surrenders and contract benefits	(4,078)	(3,870)	(3,839)	(3,456)	(3,129)
Net flows (3)	(1,980)	(1,616)	(1,755)	(1,453)	(1,052)
Investment performance (4)	6,318	1,598	6,624	9,945	(3,604)
Policy charges and other	(592)	(566)	(517)	(533)	(558)
Account value, end of period	$128,234	$124,488	$125,072	$120,720	$112,761

FIXED ANNUITIES ACCOUNT VALUE (5)
Account value, beginning of period	$19,600	$19,655	$19,270	$19,386	$19,520
Premiums and deposits (2)	482	210	828	757	562
Withdrawals, surrenders and contract benefits	(425)	(447)	(594)	(1,033)	(775)
Net flows (3)	57	(237)	234	(276)	(213)
Interest credited	152	168	160	156	148
Other	31	14	(9)	4	(69)
Account value, end of period	$19,840	$19,600	$19,655	$19,270	$19,386

INSTITUTIONAL GROUP ANNUITIES ACCOUNT VALUE (1)
Institutional group annuities account value (6)	$363	$343	$—	$—	$—

INCOME ANNUITIES (1)
Income annuity insurance liabilities	$4,654	$4,436	$4,450	$4,458	$4,139

(1) Includes general account and separate account.
(2) Includes premiums and deposits directed to the general account investment option of variable products.
(3) Deposits and withdrawals include policy exchanges.
(4) Includes the interest credited on the general account option of variable products.
(5) Includes fixed index annuities.
(6) Reflects institutional group annuities issued beginning in April 2024.

Financial Supplement	9
Annuities — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
VARIABLE AND SHIELD LEVEL ANNUITY SALES	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	September 30, 2024	September 30, 2023
Shield Level Annuities (1)	$1,894	$2,023	$1,861	$1,823	$1,865	$5,778	$5,034
GMWB	79	91	87	87	89	257	315
GMDB only	54	62	64	43	58	180	177
GMIB	4	7	5	6	6	16	18
Total variable and Shield Level annuity sales	$2,031	$2,183	$2,017	$1,959	$2,018	$6,231	$5,544

FIXED AND INCOME ANNUITY SALES
Fixed index annuities (2)	$141	$160	$191	$45	$58	$492	$278
Fixed deferred annuities	339	48	637	708	502	1,024	1,976
Single premium immediate annuities	10	10	12	16	15	32	52
Other fixed and income annuities	7	7	16	12	7	30	22
Total fixed and income annuity sales	$497	$225	$856	$781	$582	$1,578	$2,328

(1) Shield Level Annuities refers to our suite of structured annuities consisting of products marketed under various names.
(2) Represents 100% of gross sales on directly written business and the proportion of assumed gross sales under reinsurance agreements.

Financial Supplement	10
Life — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
Adjusted revenues	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	September 30, 2024	September 30, 2023
Premiums	$117	$118	$119	$129	$124	$354	$381
Universal life and investment-type product policy fees	70	55	(13)	73	57	112	192
Net investment income	112	121	107	103	115	340	334
Other revenues	4	3	4	9	3	11	8
Total adjusted revenues	$303	$297	$217	$314	$299	$817	$915

Adjusted expenses
Policyholder benefits and claims	$247	$155	$150	$197	$302	$552	$697
Interest credited to policyholder account balances	26	25	25	28	25	76	69
Amortization of DAC and VOBA	23	24	24	24	26	71	80
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	39	41	64	59	39	144	144
Total adjusted expenses	335	245	263	308	392	843	990
Adjusted earnings (loss) before provision for income tax	(32)	52	(46)	6	(93)	(26)	(75)
Provision for income tax expense (benefit)	(7)	10	(10)	2	(20)	(7)	(18)
Adjusted earnings (loss)	$(25)	$42	$(36)	$4	$(73)	$(19)	$(57)

Financial Supplement	11
Life — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
LIFE ACCOUNT VALUE: GENERAL ACCOUNT	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Universal and variable universal life account value, beginning of period	$2,566	$2,561	$2,550	$2,545	$2,559
Premiums and deposits (1)	60	60	61	60	57
Withdrawals, surrenders and contract benefits	(30)	(39)	(36)	(39)	(60)
Net flows	30	21	25	21	(3)
Net transfers from (to) separate account	9	12	16	7	20
Interest credited	23	21	22	29	25
Policy charges and other	(49)	(49)	(52)	(52)	(56)
Universal and variable universal life account value, end of period	$2,579	$2,566	$2,561	$2,550	$2,545

LIFE ACCOUNT VALUE: SEPARATE ACCOUNT
Variable universal life account value, beginning of period	$6,231	$6,259	$5,921	$5,403	$5,706
Premiums and deposits	37	38	39	40	40
Withdrawals, surrenders and contract benefits	(69)	(65)	(78)	(59)	(66)
Net flows	(32)	(27)	(39)	(19)	(26)
Investment performance	376	66	444	601	(214)
Net transfers from (to) general account	(8)	(13)	(16)	(7)	(20)
Policy charges and other	(56)	(54)	(51)	(57)	(43)
Variable universal life account value, end of period	$6,511	$6,231	$6,259	$5,921	$5,403

(1) Includes premiums and deposits directed to the general account investment option of variable products.

Financial Supplement	12
Life — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
LIFE SALES	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	September 30, 2024	September 30, 2023
Total life sales	$30	$28	$29	$29	$25	$87	$73

	As of
LIFE INSURANCE IN-FORCE	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Whole Life
Life Insurance in-force, before reinsurance	$16,995	$17,192	$17,368	$17,561	$17,704
Life Insurance in-force, net of reinsurance	$2,903	$2,915	$2,936	$2,962	$2,979

Term Life
Life Insurance in-force, before reinsurance	$342,341	$346,510	$349,700	$351,824	$354,489
Life Insurance in-force, net of reinsurance	$280,706	$283,452	$284,862	$285,366	$286,440

Universal and Variable Universal Life
Life Insurance in-force, before reinsurance	$43,179	$43,322	$43,818	$44,087	$44,202
Life Insurance in-force, net of reinsurance	$33,084	$33,029	$33,391	$33,482	$33,373

Financial Supplement	13
Run-off — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
Adjusted revenues	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	September 30, 2024	September 30, 2023
Premiums	$1	$—	$—	$4	$2	$1	$3
Universal life and investment-type product policy fees	94	106	33	118	105	233	348
Net investment income	275	315	316	271	300	906	870
Other revenues	7	8	7	9	6	22	20
Total adjusted revenues	$377	$429	$356	$402	$413	$1,162	$1,241

Adjusted expenses
Policyholder benefits and claims	$(313)	$378	$673	$352	$183	$738	$950
Interest credited to policyholder account balances	60	53	69	71	67	182	203
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	46	35	46	44	43	127	123
Total adjusted expenses	(207)	466	788	467	293	1,047	1,276
Adjusted earnings (loss) before provision for income tax	584	(37)	(432)	(65)	120	115	(35)
Provision for income tax expense (benefit)	121	(7)	(91)	(15)	25	23	(8)
Adjusted earnings (loss)	$463	$(30)	$(341)	$(50)	$95	$92	$(27)

Financial Supplement	14
Run-off — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
UNIVERSAL LIFE WITH SECONDARY GUARANTEES ACCOUNT VALUE	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Account value, beginning of period	$4,914	$4,984	$5,052	$5,125	$5,188
Premiums and deposits (1)	158	166	162	160	162
Withdrawals, surrenders and contract benefits	(19)	(27)	(22)	(24)	(18)
Net flows	139	139	140	136	144
Interest credited	41	41	42	43	44
Policy charges and other	(246)	(250)	(250)	(252)	(251)
Account value, end of period	$4,848	$4,914	$4,984	$5,052	$5,125

	As of
LIFE INSURANCE IN-FORCE	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Universal Life with Secondary Guarantees
Life Insurance in-force, before reinsurance	$69,078	$69,387	$69,834	$70,365	$70,803
Life Insurance in-force, net of reinsurance	$33,879	$34,026	$34,311	$34,606	$34,673

(1) Includes premiums and deposits directed to the general account investment option of variable products.

Financial Supplement	15
Corporate & Other — Statements of Adjusted Earnings and Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
Adjusted revenues	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	September 30, 2024	September 30, 2023
Premiums	$—	$—	$—	$—	$—	$—	$—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	178	178	168	163	160	524	460
Other revenues	5	—	5	6	2	10	(4)
Total adjusted revenues	$183	$178	$173	$169	$162	$534	$456

Adjusted expenses
Policyholder benefits and claims	$—	$—	$—	$—	$—	$—	$—
Interest credited to policyholder account balances	118	109	109	104	103	336	284
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Interest expense on debt	38	38	38	39	38	114	114
Other operating costs	14	13	15	24	12	42	39
Total adjusted expenses	170	160	162	167	153	492	437
Adjusted earnings before provision for income tax	13	18	11	2	9	42	19
Provision for income tax expense (benefit)	(17)	(9)	17	(2)	(4)	(9)	(14)
Adjusted earnings (loss) after provision for income tax	30	27	(6)	4	13	51	33
Less: Net income (loss) attributable to noncontrolling interests	2	—	2	1	2	4	4
Less: Preferred stock dividends	26	25	26	25	26	77	77
Adjusted earnings (loss)	$2	$2	$(34)	$(22)	$(15)	$(30)	$(48)

INSTITUTIONAL SPREAD MARGIN BUSINESS ACCOUNT BALANCE
Institutional spread margin business account balance	$11,033	$10,974	$10,718	$10,588	$10,525

Other Information

Financial Supplement	17

Change in Market Risk Benefits and Net Derivative Gains (Losses) (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
CHANGE IN MARKET RISK BENEFITS	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	September 30, 2024	September 30, 2023
Market risk benefits mark-to-market	$(791)	$228	$1,343	$(852)	$886	$780	$1,755
Market risk benefits fees, net of claims	172	135	116	182	193	423	453
Ceded reinsurance	9	(7)	(19)	7	(15)	(17)	(38)
Total change in market risk benefits	$(610)	$356	$1,440	$(663)	$1,064	$1,186	$2,170

	For the Three Months Ended					For the Nine Months Ended
NET DERIVATIVE GAINS (LOSSES)	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	September 30, 2024	September 30, 2023
Net derivative gains (losses):
Variable annuity hedges	$835	$137	$67	$1,263	$(1,186)	$1,039	$(894)
Shield embedded derivatives	(976)	(697)	(1,817)	(2,136)	773	(3,490)	(1,993)
ULSG hedges	113	(97)	(212)	246	(500)	(196)	(443)
Other hedges and embedded derivatives	(71)	(14)	28	(73)	48	(57)	18
Subtotal	(99)	(671)	(1,934)	(700)	(865)	(2,704)	(3,312)
Investment hedge adjustments	6	9	13	19	25	28	86
Total net derivative gains (losses)	$(93)	$(662)	$(1,921)	$(681)	$(840)	$(2,676)	$(3,226)

Financial Supplement	18

Notable Items (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
NOTABLE ITEMS IMPACTING ADJUSTED EARNINGS	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	September 30, 2024	September 30, 2023
Actuarial items and other insurance adjustments	$(524)	$—	$366	$—	$(51)	$(158)	$(51)
Legal matters	—	—	—	12	—	—	—
Total notable items (1)	$(524)	$—	$366	$12	$(51)	$(158)	$(51)

NOTABLE ITEMS BY SEGMENT AND CORPORATE & OTHER
Annuities	$(20)	$—	$—	$—	$(28)	$(20)	$(28)
Life	66	—	73	—	71	139	71
Run-off	(570)	—	293	—	(94)	(277)	(94)
Corporate & Other	—	—	—	12	—	—	—
Total notable items (1)	$(524)	$—	$366	$12	$(51)	$(158)	$(51)

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.

Financial Supplement	19

Variable Annuity Separate Account Returns and Allocations (Unaudited)

	For the Three Months Ended
VARIABLE ANNUITY SEPARATE ACCOUNT RETURNS	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Total Quarterly VA separate account gross returns	6.14%	0.91%	5.96%	10.25%	(3.65)%

TOTAL VARIABLE ANNUITY SEPARATE ACCOUNT ALLOCATIONS
Percent allocated to equity funds	31.69%	31.60%	31.54%	30.59%	29.91%
Percent allocated to bond funds/other funds	9.02%	9.02%	8.83%	8.99%	9.28%
Percent allocated to target volatility funds	18.60%	18.59%	18.67%	19.06%	19.23%
Percent allocated to balanced funds	40.69%	40.79%	40.96%	41.36%	41.58%

Financial Supplement	20

Summary of Investments (Unaudited, dollars in millions)

	September 30, 2024		December 31, 2023
	Amount	% of Total	Amount	% of Total
Fixed maturity securities:
U.S. corporate securities	$38,060	30.57%	$35,755	29.97%
Foreign corporate securities	12,399	9.96%	11,665	9.78%
U.S. government and agency securities	7,569	6.08%	8,419	7.06%
Residential mortgage-backed securities	7,943	6.38%	7,430	6.23%
Commercial mortgage-backed securities	6,493	5.22%	6,410	5.37%
Asset-backed securities	6,272	5.04%	6,406	5.37%
State and political subdivision securities	3,541	2.84%	3,874	3.25%
Foreign government securities	1,021	0.82%	1,032	0.85%
Total fixed maturity securities	83,298	66.91%	80,991	67.88%
Equity securities	87	0.07%	102	0.09%
Mortgage loans:
Commercial mortgage loans	13,255	10.65%	13,193	11.06%
Residential mortgage loans	5,329	4.28%	5,007	4.20%
Agricultural mortgage loans	4,521	3.63%	4,445	3.73%
Allowance for credit losses	(167)	(0.13)%	(137)	(0.12)%
Total mortgage loans, net	22,938	18.43%	22,508	18.87%
Policy loans	1,387	1.11%	1,331	1.12%
Limited partnerships and limited liability companies	4,870	3.91%	4,946	4.14%
Cash, cash equivalents and short-term investments	7,442	5.98%	5,020	4.21%
Other invested assets:
Derivatives:
Interest rate	272	0.22%	245	0.20%
Equity market	2,746	2.21%	2,993	2.51%
Foreign currency exchange rate	412	0.33%	449	0.38%
Credit	20	0.02%	27	0.02%
Total derivatives	3,450	2.78%	3,714	3.11%
ICOLI	661	0.53%	340	0.28%
FHLB common stock	242	0.19%	245	0.21%
Other	109	0.09%	110	0.09%
Total other invested assets	4,462	3.59%	4,409	3.69%
Total investments and cash and cash equivalents	$124,484	100.00%	$119,307	100.00%

	For the Three Months Ended
	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Adjusted net investment income yield (1)	4.26%	4.39%	4.25%	4.16%	4.20%

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.

Financial Supplement	21

Statutory Statement of Operations Information (Unaudited, in millions except Normalized Statutory Earnings (Loss))

	For the Three Months Ended					For the Nine Months Ended
COMBINED REVENUES AND EXPENSES (1)	PRELIMINARY September 30, 2024 (2)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	PRELIMINARY September 30, 2024 (2)	September 30, 2023
Total revenues (Line 9)	$2,800	$3,656	$2,229	$6,103	$4,571	$8,685	$9,293
Total benefits and expenses before dividends to policyholders (Line 28)	$3,200	$4,027	$2,675	$8,337	$3,474	$9,902	$9,000

COMBINED NET INCOME (LOSS) (1)
Gain (loss) from operations net of taxes and dividends to policyholders (Line 33)	$(500)	$(373)	$(441)	$(2,217)	$1,096	$(1,314)	$296
Net realized capital gains (losses), net of taxes and certain transfers to interest maintenance reserve (Line 34)	200	(588)	423	427	(233)	35	(1,057)
Net income (loss) (Line 35)	$(300)	$(961)	$(18)	$(1,790)	$863	$(1,279)	$(761)

						For the Nine Months Ended
NORMALIZED STATUTORY EARNINGS (LOSS) (3), (4)						PRELIMINARY September 30, 2024 (2)	September 30, 2023
						(In billions)
Statutory net gain (loss) from operations, pre-tax (5)						$(1.3)	$0.5
Add: net realized capital gains (losses)						0.1	(1.4)
Add: change in total asset requirement at CTE98, net of the change in VA reserves (5)						(1.6)	0.3
Add: unrealized gains (losses) on VA & Shield hedging program and other equity risk management strategies						0.6	0.2
Add: impact of actuarial items and other insurance adjustments (5)						1.1	0.2
Normalized statutory earnings (loss)						$(1.1)	$(0.2)

(1) Combined statutory results are for Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY and New England Life Insurance Company.
(2) Reflects preliminary statutory results for the three months and nine months ended September 30, 2024.
(3) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(4) Normalized statutory earnings (loss), presented in billions, is for Brighthouse Life Insurance Company and New England Life Insurance Company.
(5) As a result of actions to hedge Shield new business on a stand-alone basis and related actions to develop a separate hedging strategy for the legacy VA and Shield blocks, CTE70 decreased ~$630 million and total asset requirement at CTE98 increased ~$1.0 billion for the nine months ended September 30, 2024. The ~$1.0 billion impact to CTE98 is reflected in ‘impact of actuarial items and other insurance adjustments’ to normalize the effect of these actions.

Financial Supplement	22

Statutory Balance Sheet and Surplus Information (Unaudited, in millions)

	As of
COMBINED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS (1)	PRELIMINARY September 30, 2024 (2)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Total assets (Line 28)	$202,600	$198,413	$199,778	$197,335	$188,472
Total liabilities (Line 28)	$198,400	$194,539	$195,275	$192,572	$182,758
Total capital and surplus (Line 38)	$4,200	$3,874	$4,503	$4,763	$5,714

COMBINED TAC AND RBC RATIO (1), (3)
Combined total adjusted capital	$5,700	$5,397	$6,030	$6,283	$7,251
Combined risk-based capital ratio (4)	400%-420%	380%-400%	415%-435%	428%	400%-420%

DIVIDENDS PAID TO HOLDING COMPANY (1), (3)
Total dividends paid	$—	$—	$—	$350	$—

(1) Combined statutory results are for Brighthouse Life Insurance Company and New England Life Insurance Company.
(2) Reflects preliminary statutory results as of September 30, 2024.
(3) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(4) The RBC ratio is reported as a preliminary range for all periods, except those ended December 31.

Appendix

Financial Supplement	A-1

Note Regarding Forward-Looking Statements

This financial supplement and other oral or written statements that we make from time to time may contain information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve substantial risks and uncertainties. We have tried, wherever possible, to identify such statements using words such as “anticipate,” “estimate,” “expect,” “project,” “may,” “will,” “could,” “intend,” “goal,” “target,” “guidance,” “forecast,” “preliminary,” “objective,” “continue,” “aim,” “plan,” “believe” and other words and terms of similar meaning, or that are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include, without limitation, statements relating to future actions, prospective services or products, financial projections, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, as well as trends in operating and financial results.

Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of Brighthouse Financial. These statements are based on current expectations and the current economic environment and involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others: differences between actual experience and actuarial assumptions and the effectiveness of our actuarial models; higher risk management costs and exposure to increased market risk due to guarantees within certain of our products; the effectiveness of our variable annuity exposure risk management strategy and the impacts of such strategy on volatility in our profitability measures and the negative effects on our statutory capital; material differences between actual outcomes and the sensitivities calculated under certain scenarios that we may utilize in connection with our variable annuity risk management strategies; the impact of interest rates on our future ULSG policyholder obligations and net income volatility; the potential material adverse effect of changes in accounting standards, practices or policies applicable to us, including changes in the accounting for long-duration contracts; loss of business and other negative impacts resulting from a downgrade or a potential downgrade in our financial strength or credit ratings; the availability of reinsurance and the ability of the counterparties to our reinsurance or indemnification arrangements to perform their obligations thereunder; heightened competition, including with respect to service, product features, scale, price, actual or perceived financial strength, claims-paying ratings, credit ratings, e-business capabilities and name recognition; our ability to market and distribute our products through distribution channels; any failure of third parties to provide services we need, any failure of the practices and procedures of such third parties and any inability to obtain information or assistance we need from third parties; the ability of our subsidiaries to pay dividends to us, and our ability to pay dividends to our shareholders and repurchase our common stock; the risks associated with climate change; the adverse impact of public health crises, extreme mortality events or similar occurrences on our business and the economy in general; the impact of adverse capital and credit market conditions, including with respect to our ability to meet liquidity needs and access capital; the impact of economic conditions in the capital markets and the U.S. and global economy, as well as geopolitical events, military actions or catastrophic events, on our profitability measures as well as our investment portfolio, including on realized and unrealized losses and impairments, net investment spread and net investment income; the financial risks that our investment portfolio is subject to, including credit risk, interest rate risk, inflation risk, market valuation risk, liquidity risk, real estate risk, derivatives risk, and other factors outside our control; the impact of changes in regulation and in supervisory and enforcement policies or interpretations thereof on our insurance business or other operations; the potential material negative tax impact of potential future tax legislation that could make some of our products less attractive to consumers or increase our tax liability; the effectiveness of our policies, procedures and processes in managing risk; the loss or disclosure of confidential information, damage to our reputation and impairment of our ability to conduct business effectively as a result of any failure in cyber- or other information security systems; whether all or any portion of the tax consequences of our separation from MetLife, Inc. are not as expected, leading to material additional taxes or material adverse consequences to tax attributes that impact us; and other factors described from time to time in documents that we file with the U.S. Securities and Exchange Commission (the “SEC”).

For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements included and the risks, uncertainties and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2023, particularly in the sections entitled “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk,” as well as in our other subsequent filings with the SEC. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

Financial Supplement	A-2

Non-GAAP and Other Financial Disclosures

Our definitions of non-GAAP and other financial measures may differ from those used by other companies.

Non-GAAP Financial Disclosures

We present certain measures of our performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by the investor community by highlighting the results of operations and the underlying profitability drivers of our business.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Most directly comparable GAAP financial measures:
(i)	adjusted earnings	(i)	net income (loss) available to shareholders (1)
(ii)	adjusted earnings, less notable items	(ii)	net income (loss) available to shareholders (1)
(iii)	adjusted revenues	(iii)	revenues
(iv)	adjusted expenses	(iv)	expenses
(v)	adjusted earnings per common share	(v)	earnings per common share, diluted (1)
(vi)	adjusted earnings per common share, less notable items	(vi)	earnings per common share, diluted (1)
(vii)	adjusted return on common equity	(vii)	return on common equity (2)
(viii)	adjusted return on common equity, less notable items	(viii)	return on common equity (2)
(ix)	adjusted net investment income	(ix)	net investment income
(x)	adjusted net investment income yield	(x)	net investment income yield
__________________
(1) Brighthouse uses net income (loss) available to shareholders to refer to net income (loss) available to Brighthouse Financial, Inc.’s common shareholders, and earnings per common share, diluted to refer to net income (loss) available to shareholders per common share.

(2) Brighthouse uses return on common equity to refer to return on Brighthouse Financial, Inc.’s common stockholders' equity.

Reconciliations to the most directly comparable historical GAAP measures are included for those measures which are presented herein. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable efforts to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income (loss) available to shareholders.

Adjusted Earnings, Adjusted Revenues and Adjusted Expenses

Adjusted earnings is a financial measure used by management to evaluate performance and facilitate comparisons to industry results. This financial measure, which may be positive or negative, focuses on our primary businesses by excluding the impact of market volatility, which could distort trends. The company uses the term “adjusted loss” throughout this financial supplement to refer to negative adjusted earnings values.

Adjusted earnings reflect adjusted revenues less (i) adjusted expenses, (ii) provision for income tax expense (benefit), (iii) net income (loss) attributable to noncontrolling interests and (iv) preferred stock dividends. Provided below are the adjustments to GAAP revenues and GAAP expenses used to calculate adjusted revenues and adjusted expenses, respectively.

Financial Supplement	A-3

Non-GAAP and Other Financial Disclosures (Cont.)

The following are significant items excluded from total revenues in calculating the adjusted revenues component of adjusted earnings:

•Net investment gains (losses); and

•Net derivative gains (losses), excluding earned income and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment Hedge Adjustments”).

The following are significant items excluded from total expenses in calculating the adjusted expenses component of adjusted earnings:

•Change in market risk benefits; and

•Change in fair value of the crediting rate on experience-rated contracts (“Market Value Adjustments”).

The provision for income tax related to adjusted earnings is calculated using the statutory tax rate of 21%, net of impacts related to the dividends received deduction, tax credits and current period non-recurring items.

Consistent with GAAP guidance for segment reporting, adjusted earnings is also our GAAP measure of segment performance.

Adjusted Earnings per Common Share and Adjusted Return on Common Equity

Adjusted earnings per common share and adjusted return on common equity are measures used by management to evaluate the execution of our business strategy and align such strategy with our shareholders’ interests.

Adjusted earnings per common share is defined as adjusted earnings for the period divided by the weighted average number of fully diluted shares of common stock outstanding for the period. The weighted average common shares outstanding used to calculate adjusted earnings per share will differ from such shares used to calculate diluted net income (loss) available to shareholders per common share when the inclusion of dilutive shares has an anti-dilutive effect for one calculation but not for the other.

Adjusted return on common equity is defined as total annual adjusted earnings on a four quarter trailing basis, divided by the simple average of the most recent five quarters of total Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI.

Adjusted Net Investment Income

Adjusted net investment income is used by management to measure our performance, and we believe it enhances the understanding of our investment portfolio results. Adjusted net investment income represents GAAP net investment income plus Investment Hedge Adjustments.

Adjusted Net Investment Income Yield

Similar to adjusted net investment income, adjusted net investment income yield is used by management as a performance measure that we believe enhances the understanding of our investment portfolio results. Adjusted net investment income yield represents adjusted net investment income as a percentage of average quarterly asset carrying values. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties. Investment fee and expense yields are calculated as a percentage of average quarterly asset estimated fair values. Asset estimated fair values exclude collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

Financial Supplement	A-4

Non-GAAP and Other Financial Disclosures (Cont.)

Other Financial Disclosures

Corporate Expenses

Corporate expenses includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation.

Notable Items

Certain of the non-GAAP measures described above may be presented further adjusted to exclude notable items. Notable items reflect the unfavorable (favorable) after-tax impact on our results of certain unanticipated items and events, as well as certain items and events that were anticipated. The presentation of notable items and non-GAAP measures, less notable items is intended to help investors better understand our results and to evaluate and forecast those results.

Book Value per Common Share and Book Value per Common Share, excluding AOCI

Brighthouse uses the term “book value” to refer to “Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI.” Book value per common share is defined as ending Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI, divided by ending common shares outstanding. Book value per common share, excluding AOCI, is defined as ending Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI, divided by ending common shares outstanding.

CTE70

CTE70 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst thirty percent of a set of capital market scenarios over the life of the contracts.

CTE98

CTE98 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst two percent of a set of capital market scenarios over the life of the contracts.

Holding Company

Holding company means, collectively, Brighthouse Financial, Inc., Brighthouse Holdings, LLC, and Brighthouse Services, LLC.

Holding Company Liquid Assets

Holding company liquid assets include liquid assets in Brighthouse Financial, Inc., Brighthouse Holdings, LLC, and Brighthouse Services, LLC. Liquid assets are comprised of cash and cash equivalents, short-term investments and publicly-traded securities, excluding assets that are pledged or otherwise committed. Assets pledged or otherwise committed include assets held in trust.

Financial Supplement	A-5

Non-GAAP and Other Financial Disclosures (Cont.)

Other Financial Disclosures (cont.)

Total Adjusted Capital

Total adjusted capital primarily consists of statutory capital and surplus, as well as the statutory asset valuation reserve. When referred to as “combined,” represents that of our insurance subsidiaries as a whole.

Sales

Life insurance sales consist of 100 percent of annualized new premium for term life, first-year paid premium for whole life, universal life, and variable universal life, and total paid premium for indexed universal life. We exclude company-sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life.

Annuity sales consist of 100 percent of direct statutory premiums, except for fixed index annuity sales, which represents 100 percent of gross sales on directly written business and the proportion of assumed gross sales under reinsurance agreements. Annuity sales exclude certain internal exchanges. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

Normalized Statutory Earnings (Loss)

Normalized statutory earnings (loss) is used by management to measure our insurance companies’ ability to pay future distributions and is reflective of whether our hedging program functions as intended. Normalized statutory earnings (loss) is calculated as statutory pre-tax net gain (loss) from operations adjusted for the favorable or unfavorable impacts of (i) net realized capital gains (losses) before capital gains tax (excluding gains (losses) and taxes transferred to the interest maintenance reserve), (ii) the change in total asset requirement at CTE98, net of the change in our variable annuity reserves, and (iii) pre-tax unrealized gains (losses) associated with our variable annuities and Shield hedging programs and other equity risk management strategies. Normalized statutory earnings (loss) may be further adjusted for certain unanticipated items that impact our results in order to help management and investors better understand, evaluate and forecast those results.

Risk-Based Capital Ratio

The risk-based capital ratio is a method of measuring an insurance company’s capital, taking into consideration its relative size and risk profile, in order to ensure compliance with minimum regulatory capital requirements set by the National Association of Insurance Commissioners. When referred to as “combined,” represents that of our insurance subsidiaries as a whole. The reporting of our combined risk-based capital ratio is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.

Financial Supplement	A-6

Acronyms

AOCI	Accumulated other comprehensive income (loss)
CTE	Conditional tail expectations
DAC	Deferred policy acquisition costs
FHLB	Federal Home Loan Bank
GAAP	Accounting principles generally accepted in the United States of America
GMDB	Guaranteed minimum death benefits
GMIB	Guaranteed minimum income benefits
GMWB	Guaranteed minimum withdrawal benefits
ICOLI	Insurance company-owned life insurance
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
RBC	Risk-based capital
TAC	Total adjusted capital
ULSG	Universal life insurance with secondary guarantees
VA	Variable annuity
VOBA	Value of business acquired

Financial Supplement	A-7

Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings (Loss) and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings (Loss) per Common Share and Adjusted Earnings, Less Notable Items per Common Share (Unaudited, in millions except per share data)

	For the Three Months Ended					For the Nine Months Ended
ADJUSTED EARNINGS, LESS NOTABLE ITEMS (1)	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	September 30, 2024	September 30, 2023
Net income (loss) available to shareholders	$150	$9	$(519)	$(942)	$453	$(360)	$(272)
Less: Net investment gains (losses)	(60)	(120)	(42)	(33)	(53)	(222)	(213)
Less: Net derivative gains (losses), excluding investment hedge adjustments	(99)	(671)	(1,934)	(700)	(865)	(2,704)	(3,312)
Less: Change in market risk benefits	(610)	356	1,440	(663)	1,064	1,186	2,170
Less: Market value adjustments	(11)	6	4	(21)	15	(1)	9
Less: Provision for income tax (expense) benefit on reconciling adjustments	163	92	111	298	(34)	366	282
Adjusted earnings (loss)	767	346	(98)	177	326	1,015	792
Less: Notable items	524	—	(366)	(12)	51	158	51
Adjusted earnings, less notable items	$243	$346	$268	$189	$275	$857	$741

ADJUSTED EARNINGS, LESS NOTABLE ITEMS PER COMMON SHARE (1), (2)
Net income (loss) available to shareholders per common share	$2.47	$0.12	$(8.22)	$(14.70)	$6.89	$(5.82)	$(4.08)
Less: Net investment gains (losses)	(0.98)	(1.93)	(0.67)	(0.51)	(0.81)	(3.59)	(3.20)
Less: Net derivative gains (losses), excluding investment hedge adjustments	(1.62)	(10.78)	(30.68)	(10.92)	(13.16)	(43.71)	(49.69)
Less: Change in market risk benefits	(10.01)	5.72	22.84	(10.34)	16.18	19.17	32.55
Less: Market value adjustments	(0.18)	0.10	0.06	(0.33)	0.23	(0.02)	0.14
Less: Provision for income tax (expense) benefit on reconciling adjustments	2.67	1.48	1.76	4.65	(0.52)	5.92	4.23
Less: Impact of inclusion of dilutive shares	—	—	—	0.03	—	0.09	0.07
Adjusted earnings (loss) per common share	12.58	5.57	(1.56)	2.73	4.97	16.32	11.82
Less: Notable items	8.60	—	(5.81)	(0.19)	0.78	2.54	0.76
Adjusted earnings, less notable items per common share	$3.99	$5.57	$4.25	$2.92	$4.18	$13.78	$11.06

(1) See definitions for Non-GAAP and Other Financial Disclosures in this Appendix.
(2) Per share calculations are on a diluted basis and may not recalculate or foot due to rounding. For loss periods, dilutive shares were not included in the calculation as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	A-8

Reconciliation of Return on Common Equity to Adjusted Return on Common Equity, Excluding AOCI (Unaudited, dollars in millions)

	Four Quarters Cumulative Trailing Basis
ADJUSTED EARNINGS	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Net income (loss) available to shareholders	$(1,302)	$(999)	$(1,208)	$(1,214)	$(162)
Less: Net investment gains (losses)	(255)	(248)	(192)	(246)	(282)
Less: Net derivative gains (losses), excluding investment hedge adjustments	(3,404)	(4,170)	(5,333)	(4,012)	(5,268)
Less: Change in market risk benefits	523	2,197	3,141	1,507	3,649
Less: Market value adjustments	(22)	4	—	(12)	6
Less: Provision for income tax (expense) benefit on reconciling adjustments	664	467	500	580	396
Adjusted earnings	$1,192	$751	$676	$969	$1,337
	Five Quarters Average Stockholders' Equity Basis
BRIGHTHOUSE FINANCIAL, INC.’S COMMON STOCKHOLDERS’ EQUITY, EXCLUDING AOCI	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Brighthouse Financial, Inc.’s stockholders’ equity	$4,575	$4,451	$4,774	$5,041	$4,973
Less: Preferred stock, net	1,699	1,699	1,699	1,699	1,699
Brighthouse Financial, Inc.’s common stockholders’ equity	2,876	2,752	3,075	3,342	3,274
Less: AOCI	(5,464)	(5,815)	(5,789)	(5,927)	(6,281)
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$8,340	$8,567	$8,864	$9,269	$9,555
	Five Quarters Average Common Stockholders' Equity Basis
ADJUSTED RETURN ON COMMON EQUITY, EXCLUDING AOCI	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Return on common equity	(45.3)%	(36.3)%	(39.3)%	(36.3)%	(4.9)%
Return on AOCI	23.8%	17.2%	20.9%	20.5%	2.6%
Return on common equity, excluding AOCI	(15.6)%	(11.7)%	(13.6)%	(13.1)%	(1.7)%
Less: Return on net investment gains (losses)	(3.1)%	(2.9)%	(2.2)%	(2.7)%	(3.0)%
Less: Return on net derivative gains (losses), excluding investment hedge adjustments	(40.8)%	(48.7)%	(60.2)%	(43.3)%	(55.1)%
Less: Return on change in market risk benefits	6.3%	25.6%	35.5%	16.3%	38.2%
Less: Return on market value adjustments	(0.3)%	—%	—%	(0.1)%	0.1%
Less: Return on provision for income tax (expense) benefit on reconciling adjustments	8.0%	5.5%	5.7%	6.2%	4.1%
Adjusted return on common equity, excluding AOCI	14.3%	8.8%	7.6%	10.5%	14.0%

Financial Supplement	A-9

Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	September 30, 2024	September 30, 2023
Total revenues	$2,018	$1,427	$74	$1,400	$1,170	$3,519	$2,717
Less: Net investment gains (losses)	(60)	(120)	(42)	(33)	(53)	(222)	(213)
Less: Net derivative gains (losses)	(93)	(662)	(1,921)	(681)	(840)	(2,676)	(3,226)
Less: Investment hedge adjustments	(6)	(9)	(13)	(19)	(25)	(28)	(86)
Total adjusted revenues	$2,177	$2,218	$2,050	$2,133	$2,088	$6,445	$6,242

Total expenses	$1,830	$1,413	$688	$2,574	$580	$3,931	$3,017
Less: Change in market risk benefits	610	(356)	(1,440)	663	(1,064)	(1,186)	(2,170)
Less: Market value adjustments	11	(6)	(4)	21	(15)	1	(9)
Total adjusted expenses	$1,209	$1,775	$2,132	$1,890	$1,659	$5,116	$5,196

Financial Supplement	A-10

Investment Reconciliation Details (Unaudited, dollars in millions)

	For the Three Months Ended					For the Nine Months Ended
NET INVESTMENT GAINS (LOSSES)	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	September 30, 2024	September 30, 2023
Investment portfolio gains (losses)	$(17)	$(80)	$(32)	$(34)	$(46)	$(129)	$(165)
Investment portfolio credit loss (provision) release and (writedowns)	(43)	(40)	(10)	1	(7)	(93)	(48)
Net investment gains (losses)	$(60)	$(120)	$(42)	$(33)	$(53)	$(222)	$(213)

	For the Three Months Ended
ADJUSTED NET INVESTMENT INCOME YIELD (1)	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Investment income yield	4.40%	4.52%	4.39%	4.29%	4.34%
Investment fees and expenses	(0.14)%	(0.13)%	(0.14)%	(0.13)%	(0.14)%
Adjusted net investment income yield	4.26%	4.39%	4.25%	4.16%	4.20%

(1) See definitions for Non-GAAP and Other Financial Disclosures in this Appendix.